AMENDMENT NO. 1 TO AGREEMENT

This AMENDMENT NO. 1, effective as of this 30TH day of June, 2007, is made to that certain agreement dated January 23, 2007 (“Agreement”) by and between Kwong Kai Shun (Hong Kong Identity Card Number C377425(0)), an individual (“Kwong”), and certain purchasers (each an “Investor” and together the “Investors”) of the Series A Convertible Preferred Stock (the “Series A Stock”) of ASIA TIME CORPORATION (f/k/a SRKP 9, Inc.), a Delaware corporation (the “Company”), sold in that certain private placement (“Private Placement”) conducted by the Company. Terms not defined in this Amendment shall have such meanings as set forth in the Agreement.

RECITALS

WHEREAS, each of the undersigned Investors in the Private Placement and Kwong entered into the Agreement providing the Investors with certain rights to have their Series A Stock repurchase by Kwong under certain circumstances as set forth in the Agreement; and

WHEREAS, each of the undersigned Investors and Kwong desire to amend the Agreement as set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree amend the Agreement as follow:

1. Section 3(a) of the Agreement is hereby amended and restated as follows:

“Triggering Event” means the Common Stock shall fail to be listed for trading on a Trading Market on or before October 31, 2007.

2. Except as amended herein, the Agreement shall remain in full force and effect.

3. This Amendment may be executed in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument.

4. All the provisions of “Section 4. Miscellaneous” of the Agreement are herein incorporated by this reference, including, but not limited to, the sections regarding governing law.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

KWONG

/s/ Kwong Kai
Kwong Kai Shun
(Hong Kong Identity Card Number C377425(0))
Room 1601-1604, 16/F., CRE Centre
889 Cheung Sha Wan Road, Kowloon, Hong Kong
Address:

Telephone:
Facsimile:

INVESTORS

Address:

Telephone:
Facsimile: